Exhibit 99.2

SETTLEMENT AGREEMENT

Settlement Agreement, dated as of September 30, 2015 (the “Agreement”), by and between LMP Real Estate Income Fund Inc. (“RIT”) and Bulldog Investors, LLC, and its Affiliates (as defined herein) (collectively, “Bulldog”).

Section 1.	Certain Defined Terms.

For purposes of this Agreement:

“1933 Act” means the Securities Act of 1933, as amended, and the applicable rules and regulations promulgated thereunder by the SEC (as defined below) and interpretive guidance issued thereunder by the SEC staff.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued thereunder by the SEC staff.

“1940 Act” means the Investment Company Act of 1940, as amended, and the applicable rules and regulations promulgated thereunder by the SEC and interpretive guidance issued thereunder by the SEC staff.

“Affiliate” has the meaning set forth in Rule 405 promulgated by the SEC (as defined below) under the 1933 Act, as well as, for the avoidance of doubt, any entity listed in Appendix A hereto.

“Beneficial Owner” and “Beneficially Own” have the meanings set forth in Rule 13d-3 promulgated by the SEC (as defined below) under the 1934 Act.

“Effective Period” means the period from the date of this Agreement through the earlier to occur of (i) the Conversion, as defined herein, of RIT, and (ii) September 30, 2016.

“Governmental Entity” means any foreign, federal, state, or local government or regulator or any court, arbitrator, administrative agency, or commission or other governmental or regulatory authority, official or agency (including a stock exchange or other self-regulatory body).

“Person” has the meaning set forth in Section 2(a)(28) of the 1940 Act.

“Routine Proposal” means any routine proposal made by the board of directors of RIT, including a proposal for the election of directors or the ratification of RIT auditors.

“SEC” means the United States Securities and Exchange Commission or any successor entity.

“Shares” means any shares of common stock of RIT, or any securities convertible into or exchangeable or exercisable for any securities of RIT, or which, upon redemption thereof could result in the receipt of any shares of RIT, or options, warrants, contractual rights or other rights of any kind to acquire or vote any securities of RIT, including any security which such common stock is converted into, exchanged for, exercised for or replaced with in connection with any reorganization whatsoever of RIT, including any change of organizational form.

“Transfer” means, with respect to a security, the sale, grant, assignment, transfer, pledge, hypothecation, encumbrance, assignment, constructive sale, or other disposition of such security or the Beneficial Ownership thereof (including by operation of law), or the entry into of any agreement to effect any of the foregoing, including, for purposes of this Agreement, the transfer or sharing of any voting power of such security.

Section 2.	Conversion of RIT.

2.1 On the basis of the representations, warranties and agreements set forth herein and subject to performance by Bulldog of its covenants and other obligations hereunder and the other conditions set forth herein, the Board of Directors of RIT, subject to applicable legal and regulatory requirements, intends to pursue the conversion of RIT from a closed-end investment company to an open-end investment company, including through a reorganization of RIT with and into an open-end investment company (the “Conversion”) as soon as practicable.

2.2 Each of Bulldog and RIT acknowledges that if the Board of Directors of RIT approves the Conversion, such proposal will need to be submitted for a vote of the stockholders of RIT (the “Proposal”) at a special meeting of stockholders (the “Open-Ending Meeting”), which shall be held as soon as practicable but no later than May 31, 2016.

2.3 Each of Bulldog and RIT acknowledges that RIT subsequent to the Conversion (referred to herein as “Open-End RIT”) may, pursuant to such terms and conditions as are determined to be in the best interest of stockholders of both RIT and Open-End RIT, have at the time of the Conversion, among other things, the following features: each stockholder of RIT on the closing date of the Conversion will receive a number of new Class O shares of Open-End RIT that will have an aggregate net asset value equal to the aggregate net asset value of such stockholder’s RIT shares on the closing date of the Conversion, which shares will be “redeemable securities” (as such term is defined in Section 2(a)(32) of the 1940 Act) of Open-End RIT, and will not be subject to any plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act; and each stockholder of RIT on the closing date of the Conversion who redeems or exchanges Class O shares of Open-End RIT received as a result of the Conversion within twelve (12) months following the closing date of the Conversion will be assessed a redemption fee of one percent (1.0%) of the aggregate net asset value of such stockholder’s Class O shares being redeemed.

2.4 Bulldog covenants and agrees that it will not object to any postponement or adjournment of a stockholder meeting to consider the Conversion approved by the Board of Directors of RIT to any date on or before the date that is 120 days from the record date for the Open-Ending Meeting.

2.5 In the event the Conversion has not been completed on or prior to June 30, 2016, RIT agrees to work with Bulldog to consider promptly and in good faith possible alternative transactions that would (i) treat all of RIT’s stockholders fairly and (ii) allow RIT’s stockholders an opportunity to obtain net asset value or near net asset value for all or nearly all of their shares. RIT will make a good faith effort to cause any such alternative transaction to be completed as soon as practicable.

Section 3.	Additional Agreements.

3.1 Bulldog covenants and agrees that it intends to continue to Beneficially Own the Shares set forth in Section 6.2(d) through the record date of the Open-Ending Meeting.

3.2 Bulldog covenants and agrees with RIT that at the Open-Ending Meeting (or at any postponement or adjournment thereof), Bulldog will (x) appear at the meeting or otherwise cause its Shares to be counted as present thereat for purposes of calculating a quorum and (y) vote or cause to be voted at the meeting all of the Shares Beneficially Owned by Bulldog as of the record date of the Open-Ending Meeting (i) in favor of the Proposal, (ii) against any proposal made in opposition to, or in competition or inconsistent with, the Proposal and (iii) against any action or agreement that could adversely affect the ability of RIT to consummate the transactions contemplated by the Proposal. Notwithstanding the foregoing, however, with respect to any investment company managed by Bulldog and operating pursuant to Section 12(d)(1)(E) of the 1940 Act and therefore obligated to vote certain of its shares in accordance with one of the methods prescribed in Section 12(d)(1)(E)(iii)(aa), any such shares may be voted in accordance with Section 12(d)(1)(E)(iii)(aa).

3.3 Bulldog covenants and agrees with RIT that through the termination of the Effective Period it will not, and will cause its Affiliates not to, directly or indirectly, alone or in concert with others, unless specifically requested in writing by the Chairman and President of RIT or by a resolution of a majority of the Directors of RIT, take any of the actions set forth below (or take any action that would require RIT to make an announcement regarding any of the following):

(a) effect, seek, offer, engage in, propose (whether publicly or otherwise) or cause or participate in, or assist any other Person to effect, seek, engage in, offer or propose (whether publicly or otherwise) or participate in any “solicitation” of “proxies” (as such terms are defined in the rules and regulations promulgated under the 1934 Act but without regard to the exclusion set forth in Rule 14a-1(1)(2)(iv) from the definition of “solicitation”), whether or not relating to the election or removal of Directors, with respect to RIT or any action resulting in Bulldog or any of its Affiliates becoming a “participant” in any “election contest” (as such terms are defined in the rules and regulations promulgated under the 1934 Act) with respect to RIT;

(b) propose any matter for submission to a vote of stockholders of RIT;

(c) grant any other proxy with respect to any Shares (other than to its Affiliates or the Chairman and President of RIT, as the case may be);

(d) execute any written consent, other than those proposed by the Board of Directors, with respect to any Shares;

(e) form, join or participate in a “group” (within the meaning of Section 13(d)(3) of the 1934 Act) with respect to any Shares or deposit any Shares in a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of such Shares or other agreement having similar effect (in each case except between Bulldog and its Affiliates);

(f) seek, alone or in concert with others, (i) to call a meeting of stockholders of RIT; (ii) representation on the Board of Directors of RIT; (iii) the removal of any member of the Board of Directors of RIT; (iv) to make any public statement critical of RIT, its directors, management, or investment adviser; or (v) to control or influence the management or policies of RIT;

(g) initiate or pursue any litigation or any regulatory action or proceeding against RIT or any directors, trustees, management, or investment adviser, other than in connection with breach of this Agreement; or

(h) except as specifically contemplated by this Agreement, enter into any discussions, negotiations, arrangements or understandings with any Person with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing (in each case except between Bulldog and its Affiliates).

3.4 In addition to the covenant set forth in Section 3.2, Bulldog covenants and agrees that during the Effective Period it will, and will cause its Affiliates to, vote any Shares owned by Bulldog or its Affiliates in accordance with the recommendations of the RIT’s Board of Directors and management on any Routine Proposals affecting RIT and any proposal submitted by stockholders of RIT. Notwithstanding the forgoing, however, with respect to any investment company managed by Bulldog and operating pursuant to Section 12(d)(1)(E) of the 1940 Act and therefore obligated to vote certain of its shares in accordance with one of the methods prescribed in Section 12(d)(1)(E)(iii)(aa), any such shares may be voted in accordance with Section 12(d)(1)(E)(iii)(aa).

3.5 Bulldog covenants and agrees that during the Effective Period it will not, and will cause its Affiliates not to sell or otherwise transfer or attempt to transfer any portion of Shares or any interest therein held by it or by funds or accounts over which it has voting, dispositive or investment power to any person which it knows or should reasonably know to be engaged in any of the activities listed in Section 3.3 of this Agreement or to which it knows or should reasonably know intends to engage in any of the activities listed in Section 3.3 of this Agreement.

Section 4.	Covenant Not to Sue.

4.1 Subject to Section 4.3, during the Effective Period, Bulldog covenants and agrees with RIT that it will not, and it will cause its Affiliates not to, directly or indirectly, initiate or cause to be initiated (or encourage or aid in the initiation of) against RIT or its Affiliates, or their respective past, present or future directors, trustees, members, officers or employees, directly or indirectly, any suit, action, or proceeding of any kind, or participate in any such action, individually, derivatively, as a representative or member of a class or otherwise, under any contract (express or implied), fiduciary duty, common law or equitable doctrine, law, statute, or regulation, federal, state or local that Bulldog has, claims to have had or otherwise may have in connection with, in any way relating to, arising out of, directly or indirectly from or in consequence of any transactions contemplated hereunder. Bulldog further releases and discharges RIT and its Affiliates and their respective past, present and future directors, trustees, members, officers and employees from and waives any and all claims (including, without limitation, any duty to investigate, defend or indemnify), causes of action, obligations, duties, debts, penalties, attorneys’ fees, costs, damages, injuries or liabilities of any nature whatsoever, whether based on contract, tort, statute or other legal or equitable theory of recovery, whether now known or unknown, whether foreseen or unforeseen, whether past, present or future, which Bulldog has, claims to have had or otherwise may have in connection with, in any way relating to, arising out of, directly or indirectly from or in consequence of any transactions contemplated hereunder. The covenants herein will be a complete defense to any suit, action or proceeding brought in violation of this Section 3.1. Nothing herein limits the right of Bulldog to bring an action to enforce this Agreement or based on an alleged material breach of this Agreement.

4.2 Subject to Section 4.3, during the Effective Period, RIT covenants and agrees with Bulldog that it will not, and will cause its Affiliates not to, directly or indirectly, initiate or cause to be initiated (or encourage or aid in the initiation of) against Bulldog or its Affiliates or their respective past, present or future partners, principals, directors, members, officers or employees, directly or indirectly, any suit, action, or proceeding of any kind, or participate in any such action, individually, derivatively, as a representative or member of a class or otherwise, under any contract (express or implied), fiduciary duty, common law or equitable doctrine, law, statute, or regulation, federal, state or local that RIT has, claims to have had or otherwise may have in connection with, in any way relating to, arising out of, directly or indirectly from or in consequence of any transactions contemplated hereunder. RIT further releases and discharges Bulldog and its Affiliates and their respective past, present and future partners, principals, directors, members, officers and employees from and waives any and all claims (including, without limitation, any duty to investigate, defend or indemnify), causes of action, obligations, duties, debts, penalties, attorneys’ fees, costs, damages, injuries or liabilities of any nature whatsoever, whether based on contract, tort, statute or other legal or equitable theory of recovery, whether now known or unknown, whether foreseen or unforeseen, whether past, present or future, which RIT has, claims to have had or otherwise may have in connection with, in any way relating to, arising out of, directly or indirectly from or in consequence of any transactions contemplated hereunder. The covenants herein will be a complete defense to any suit, action or proceeding brought in violation of this Section 3.2. Nothing herein limits the right of RIT to bring an action to enforce this Agreement or based on an alleged material breach of this Agreement.

4.3 In the event of a material breach of this Agreement, the covenants set forth in Sections 4.1 and 4.2, as applicable, will not be binding on the aggrieved party.

Section 5.	Press Release; Public Statements.

5.1 Bulldog acknowledges and agrees that immediately following the execution of this Agreement RIT may issue a press release announcing its intention to convert to an open-end investment company subject to certain approvals and other conditions, and regarding the terms of this Agreement in substantially the form attached as Schedule I hereto. Bulldog further agrees that prior to the release of any press release relating to the Conversion issued by Bulldog during the Effective Period (the “Bulldog Press Release”), Bulldog shall deliver a copy thereof to RIT and Bulldog will not publically release the Bulldog Press Release without the written consent of RIT (which consent shall not be unreasonably withheld).

5.2 Each of RIT and Bulldog agrees that any communication or disclosure relating to the other party or any of the transactions contemplated hereby will not disparage any other party hereto or this Agreement.

Section 6.	Representations and Warranties.

6.1 RIT represents and warrants as follows:

(a) Authority. RIT has all requisite corporate power and authority to execute and deliver the Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by RIT have been duly and validly authorized by all necessary corporate action on the part of RIT.

(b) Binding Agreement. This Agreement has been duly executed and delivered by RIT, and, assuming the valid authorization, execution and delivery hereof by Bulldog, is a valid and binding obligation of RIT in accordance with its terms, except as such enforcement may be limited by (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

(c) Execution; No Violations. The execution and delivery of this Agreement by RIT does not, and the consummation by RIT of the transactions contemplated hereby will not breach or result in a default under any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which RIT is a party or by which RIT is bound, nor will such action violate the organizational documents of RIT or any federal or New York statute or the Maryland General Corporation Law or any rule or regulation that has been issued pursuant to any federal or New York statute or the Maryland General Corporation Law or any order issued pursuant to any federal or New York statute or the Maryland General Corporation Law by any Governmental Entity having jurisdiction over RIT.

6.2 Bulldog represents and warrants as follows:

(a) Authority. Bulldog has all requisite limited liability company power and authority to execute and deliver this Agreement and to perform its obligations, including with respect to its Affiliates, hereunder. The execution, delivery and performance of this Agreement by Bulldog have been duly and validly authorized by all necessary limited liability company action on the part of Bulldog.

(b) Binding Agreement. This Agreement has been duly executed and delivered by Bulldog, and, assuming the valid authorization, execution and delivery hereof by RIT, is a valid and binding obligation of Bulldog, enforceable against Bulldog in accordance with its terms, except as such enforcement may be limited by (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

(c) Execution; No Violations. The execution and delivery of this Agreement by Bulldog does not, and the consummation by Bulldog of the transactions contemplated hereby will not, breach or result in a default under any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Bulldog is a party or by which Bulldog is bound, nor will such action violate the organizational documents of Bulldog or any federal or New York statute or the Delaware Limited Liability Company Act or any rule or regulation that has been issued pursuant to any federal or New York statute or the Delaware Limited Liability Company Act or any order issued pursuant to any federal or New York statute or the Delaware Limited Liability Company Act by any Governmental Entity having jurisdiction over Bulldog.

(d) Share Ownership. Bulldog is the Beneficial Owner of 1,933,442 Shares.

Section 7.	Miscellaneous

7.1 Remedies. Each party hereto hereby acknowledges and agrees that irreparable harm will occur in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached. It is accordingly agreed that the parties will be entitled to specific performance hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any state or federal court in the State and County of New York, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived. All rights and remedies under this Agreement are cumulative, not exclusive, and will be in addition to all rights and remedies available to either party at law or in equity.

7.2 Jurisdiction; Venue; Waiver of Jury Trial. The parties hereto hereby irrevocably and unconditionally consent to and submit to the jurisdiction of the state or federal courts in the State and County of New York for any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby, and further agree that service of any process, summons, notice or document by U.S. certified mail to the respective addresses set forth in Section 7.5 hereof will be effective service of process for any such action, suit or proceeding brought against any party in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, or the transactions contemplated hereby, in the state or federal courts in the State and County of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of RIT and Bulldog (on its behalf and, to the extent permitted by applicable law, on behalf of its Affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.

7.3 Section Headings. Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provision of this Agreement.

7.4 Number; Gender. Whenever the singular number is used herein, the same will include the plural where appropriate, and words or any gender will include each other gender where appropriate.

7.5 Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto will be validly given, made or served, if in writing and sent by U.S. certified mail, return receipt requested, or by overnight courier service:

If to RIT, to:

LMP Real Estate Income Fund Inc.

620 Eighth Avenue

New York, NY 10018

Attention: Jane E. Trust

Email: JTrust@leggmason.com

with copies to (which copies shall not constitute notice):

Robert I. Frenkel, Esq.

Secretary

c/o Legg Mason & Co., LLC

100 First Stamford Place, 6th Floor

Stamford, CT 06902

Email: RIFrenkel@leggmason.com

and

Sarah E. Cogan, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Fax: (212) 455-2502

If to Bulldog Investors, LLC, to:

Bulldog Investors, LLC

250 Pehle Avenue, Suite 708

Saddle Brook, NJ 07663

Attn: Phillip Goldstein

Fax: 201 556-0097

7.6 Severability. Any provision of this Agreement that is invalid or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Agreement or affecting the validity or enforceability of any provisions of this Agreement in any other jurisdiction. In addition, the parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any such term, provision, covenant or restriction that is held invalid, void or unenforceable by a court of competent jurisdiction.

7.7 Governing Law. This Agreement will be governed by and construed and enforced in accordance with the laws of the State of New York.

7.8 Binding Effect: No Assignment. This Agreement will be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. No party to this Agreement may, directly or indirectly, assign its rights or delegate its obligations hereunder (whether voluntarily, involuntarily, or by operation of law) without the prior written consent of the other party. Any such attempted assignment will be null and void.

7.9 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties hereto. This Agreement supersedes all previous negotiations, representations and discussions by the parties hereto concerning the subject matter hereof, and integrates the whole of all of their agreements and understandings concerning same. No prior oral representations or undertakings concerning the subject matter hereof will operate to amend, supersede, or replace any of the terms or conditions set forth in this Agreement, nor will they be relied upon.

7.10 Amendments; Waivers. No provision of this Agreement may be amended other than by an instrument in writing signed by the parties hereto, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

7.11 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

7.12 No Admission of Liability. This Agreement shall not be construed as an admission by any party of any liability or wrongdoing.

7.13 Use of this Agreement. No part of this Agreement, its existence, terms, negotiation, development, implementation or performance shall be admissible or used in any manner in any litigation or proceeding; provided, however, that such evidence may be offered in an action to enforce the terms of this Agreement.

[signatures appear on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LMP REAL ESTATE INCOME FUND INC.

By:

Name:	Jane E. Trust
Title:	President & CEO

BULLDOG INVESTORS, LLC

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LMP REAL ESTATE INCOME FUND INC.

By:
Name:
Title:

BULLDOG INVESTORS, LLC

By:

Name:	Phillip Goldstein
Title:	Member

Appendix A

List of Affiliates

1. Phillip Goldstein

2. Andrew Dakos

3. Steven Samuels

4. Bulldog Investors General Partnership

5. Opportunity Partners, LP

6. Calapasas West Partners, LP

7. Full Value Special Situations Fund, LP

8. Full Value Offshore Fund, Ltd.

9. Full Value Partners, LP

10. Opportunity Income Plus Fund, LP

11. MCM Opportunity Partners, LP

12. Mercury Partners, LP

13. Steady Gains Partners, LP

14. Special Opportunities Fund, Inc.

15. Kimball & Winthrop, LLC

16. Full Value Advisors, LLC

17. SPAR Advisors, LLC

18. Full Value Special Situations Fund GP, LLC

19. Longview Investors, LLC

Schedule I

Draft RIT Press Release

For Immediate Release

LMP Real Estate Income Fund Inc.

Announces Intention to Open-End

NEW YORK — (BUSINESS WIRE) — September 30, 2015 – LMP Real Estate Income Fund Inc. (NYSE: RIT) (the “Fund”) today announced that the Fund’s Board of Directors intends to pursue a conversion of the Fund from a closed-end fund to an open-end fund (the “Conversion”), subject to satisfaction of legal and regulatory requirements. It is anticipated that the conversion will be effected through a merger with a newly formed open-end fund. Conversion of the Fund will require approval of the Fund’s Board of Directors and then stockholder approval. If the Conversion is approved by stockholders and consummated, stockholders of the Fund would become stockholders of a new open-end mutual fund and would have the ability to redeem their shares at net asset value, subject to certain conditions including the imposition of a redemption fee of 1% for one year after the Conversion. The open-end fund is expected to have an investment objective of total return rather than high current income and to invest in a broader universe of real estate and real estate-related companies.

The Fund also announced that Bulldog Investors, LLC (“Bulldog”) and the Fund have entered into a Settlement Agreement (the “Agreement”) pursuant to which Bulldog has agreed vote in favor of (i) the Conversion, (ii) any routine management proposal, including a proposal relating to the election of directors or selection of auditors and (iii) the Board’s recommendation on any proposal submitted by a stockholder.

The summary of the Agreement included in this press release is qualified in its entirety by reference to the full text of the Agreement, which will be filed by the Fund with the Securities and Exchange Commission (the “SEC”) and will be available for free on the SEC’s website, http://www.sec.gov.

In connection with the proposal to open-end the fund, if approved by the Board, the Fund will file a proxy statement with the SEC. INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. When filed with the SEC, the proxy statement and other documents filed by the Fund will be available free of charge at the SEC’s website, http://www.sec.gov. Stockholders can also obtain copies of these documents, when available, for free by calling the Fund at 1-888-777-0102.

*********************

LMP Real Estate Income Fund Inc. is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income and the Fund’s secondary objective is capital appreciation. Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Additional information regarding the matters addressed in the press release may be announced subsequently via press release, which can be accessed at www.lmcef.com. Hard copies of the Fund’s complete audited financial statements are available free of charge upon request.

The Fund, its directors and executive officers and the Fund’s investment adviser, members of its management and employees may be deemed to be participants in the Fund’s solicitation of proxies from its stockholders in connection with the proposed potential merger. Information concerning the interests of the participants in the solicitation will be set forth in the Fund’s proxy statement and stockholder reports on Form N-CSR, to be filed with the SEC.

THIS PRESS RELEASE MAY CONTAIN STATEMENTS REGARDING PLANS AND EXPECTATIONS FOR THE FUTURE THAT CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT ARE FORWARD-LOOKING AND CAN BE IDENTIFIED BY THE USE OF WORDS SUCH AS “MAY,” “WILL,” “EXPECT,” “ANTICIPATE,” “ESTIMATE,” “BELIEVE,” “CONTINUE” OR OTHER SIMILAR WORDS. SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON THE FUND’S CURRENT PLANS AND EXPECTATIONS, AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. ADDITIONAL INFORMATION CONCERNING SUCH RISKS AND UNCERTAINTIES ARE CONTAINED IN THE FUND’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

For more information, please call 1-888-777-0102 or consult the Fund’s web site at www.lmcef.com.

Media Contact: Maria Rosati — (212) 805-6036, mrosati@leggmason.com.

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